Exhibit 1

JOINT FILING AGREEMENT

This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Act”) by and among the parties listed below, each referred to herein as a “Joint Filer.” The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: November 26, 2014

VECTOR CH HOLDINGS (CAYMAN), L.P.		VECTOR ENTREPRENEUR FUND III, L.P.

By:	VECTOR CAPITAL PARTNERS IV, L.P., its general partner	By:	VECTOR CAPITAL PARTNERS III, L.P., its general partner

By:	VECTOR CAPITAL, L.L.C., its general partner	By:	VECTOR CAPITAL, L.L.C., its general partner

By:	/s/ David Baylor	By:	/s/ David Baylor
Name:	David Baylor	Name:	David Baylor
Title:	Chief Operating Officer	Title:	Chief Operating Officer

By:	VECTOR CAPITAL, LTD., its general partner	By:	VECTOR CAPITAL, L.T.D., its general partner

By:	/s/ David Baylor	By:	/s/ David Baylor
Name:	David Baylor	Name:	David Baylor
Title:	Director	Title:	Director

CH MERGER SUB, INC.		VECTOR CAPITAL PARTNERS III, L.P.

By:	/s/ James Murray	By:	VECTOR CAPITAL, L.L.C., its general partner
Name:	James Murray
Title:	President	By:	/s/ David Baylor
		Name:	David Baylor
VECTOR CAPITAL IV INTERNATIONAL, L.P.		Title:	Chief Operating Officer

By:	VECTOR CAPITAL PARTNERS IV, L.P., its general partner	By:	VECTOR CAPITAL, LTD., its general partner

By:	VECTOR CAPITAL, L.L.C., its general partner	By:	/s/ David Baylor
		Name:	David Baylor
By:	/s/ David Baylor	Title:	Director
Name:	David Baylor
Title:	Chief Operating Officer

By:	VECTOR CAPITAL, LTD., its general partner

By:	/s/ David Baylor
Name:	David Baylor
Title:	Director

VECTOR CAPITAL PARTNERS IV, L.P.

By:	VECTOR CAPITAL, L.L.C., its general partner

By:	/s/ David Baylor
Name:	David Baylor
Title:	Chief Operating Officer

By:	VECTOR CAPITAL, LTD., its general partner

By:	/s/ David Baylor
Name:	David Baylor
Title:	Director

VECTOR CAPITAL, L.L.C.

By:	/s/ David Baylor
Name:	David Baylor
Title:	Chief Operating Officer

VECTOR CAPITAL, LTD.

By:	/s/ David Baylor
Name:	David Baylor
Title:	Director

ALEXANDER R. SLUSKY

/s/ Alexander R. Slusky Alexander R. Slusky